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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): July 23, 2003



                         Commission file number: 0-19603

                         Centennial Communications Corp.
               (Exact name of registrant as specified in charter)

                Delaware                                06-1242753
      (State or other jurisdiction                    (IRS employer
           of incorporation)                       identification no.)

                                 3349 Route 138
                             Wall, New Jersey 07719
          (Address of principal executive offices, including zip code)

                                 (732) 556-2200
              (Registrant's telephone number, including area code)



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Item 7.  Financial Statements and Exhibits.

         7(c)     Exhibits

                  99.1 Press Release of Centennial Communications Corp., dated July 23, 2003



Item 9.    Regulation FD Disclosure (Information Being Furnished Under Item 12)

In accordance with the Securities and Exchange Commission Release No. 33-8216, the following information, which is intended to be furnished under Item 12, "Results of Operations and Financial Condition," is instead being furnished under Item 9, "Regulation FD Disclosure." This information shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, as amended nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

On July 23, 2003, Centennial Communications Corp. issued a press release announcing its fiscal year 2003 financial results. A copy of the press release is filed herewith as Exhibit 99.1. hereto.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                                       CENTENNIAL COMMUNICATIONS CORP.


Date:  July 23, 2003                   By:  /s/ Tony L. Wolk
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                                          Tony L. Wolk
                                          Senior Vice President, General Counsel